UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant To

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2011 (September 13, 2011)

CUBESMART
CUBESMART, L.P.

(Exact Name of Registrant as Specified in Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54662	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

460 E. Swedesford Road, Suite 3000

Wayne, Pennsylvania 19087
(Address of Principal Executive Offices)

(610) 293-5700

(Registrant’s telephone number, including area code)

U-Store-It Trust (CubeSmart)
U-Store-It, L.P. (CubeSmart, L.P.)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Amendment No. 1 to Sales Agreement

On September 16, 2011, CubeSmart (the “Company”) and CubeSmart, L.P. (the “Operating Partnership”) entered into Amendment No. 2 to the Sales Agreement (the “Amendment”) with Cantor Fitzgerald & Co., as sales agent (the “Sales Agent”), amending the terms of that certain Sales Agreement dated April 3, 2009, as amended by Amendment No. 1 to the Sales Agreement dated January 27, 2011, among the Company, the Operating Partnership and the Sales Agent (as amended by Amendment No. 1, the “Sales Agreement”).

The Amendment provides, among other things, that the number of common shares of beneficial interest, $0.01 par value per share (the “Shares”), of the Company which may be issued and sold from time to time under the Sales Agreement be increased from 15,000,000 Shares to 20,000,000 Shares.  To date, the Company has sold 8,226,000 Shares under the Sales Agreement and 11,774,000 Shares remain available for offer and sale under the Sales Agreement, as modified by the Amendment.

The Shares were registered on a registration statement on Form S-3 filed with the Securities and Exchange Commission. Sales of the Shares, if any, under the program will depend upon market conditions and others factors to be determined by the Company and may be made in negotiated transactions or transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. The Company has no obligation to sell any Shares under the Sales Agreement, and may at any time suspend solicitation and offers under the Sales Agreement or terminate the Sales Agreement.

The compensation payable to the Sales Agent for sales of Shares pursuant to the Sales Agreement shall be equal to up to 3.0% of the gross sales price per Share.

This summary of the terms of the Amendment is qualified in its entirety by reference to the text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, 2011, Steven P. Hartman, Senior Vice President of Marketing of CubeSmart (NYSE: CUBE) resigned, effective as of September 16, 2011. Mr. Hartman is joining Urban Outfitters (NASDAQ: URBN), a $2.3 billion in global revenue Philadelphia, Pennsylvanin based Company that owns and operates fine online and retail brands worldwide as Urban Outfitters, Anthropologie, Terrain, Free People and BHLDN.

Item 9.01.  Financial Statements and Exhibits.

5.1	Legal Opinion of Pepper Hamilton LLP
10.1	Amendment No. 2 to the Sales Agreement, dated September 16, 2011 among CubeSmart, CubeSmart, L.P. and Cantor Fitzgerald & Co.
23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1)

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

Date: September 16, 2011	By:	/s/ Timothy M. Martin
Name: Timothy M. Martin
Title: Chief Financial Officer

CUBESMART, L.P.
By: CubeSmart, its General Partner

Date: September 16, 2011	By:	/s/ Timothy M. Martin
Name: Timothy M. Martin
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
5.1	Legal Opinion of Pepper Hamilton LLP
10.1	Amendment No. 2 to the Sales Agreement, dated September 16, 2011 among CubeSmart, CubeSmart, L.P. and Cantor Fitzgerald & Co.
23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1)